EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
26-Jul-04                                                             31-Jul-04

Distribution Date:          BMW Vehicle Owner Trust 2003-A             Period #
25-Aug-04                   ------------------------------                   16

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

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Balances
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                                                                             Initial             Period End
      Receivables                                                     $1,643,640,298           $812,891,613
      Reserve Account                                                    $12,327,302            $14,225,603
      Yield Supplement Overcollateralization                              $9,034,825             $4,668,815
      Class A-1 Notes                                                   $380,000,000                     $0
      Class A-2 Notes                                                   $455,000,000             $8,617,326
      Class A-3 Notes                                                   $470,000,000           $470,000,000
      Class A-4 Notes                                                   $296,913,000           $296,913,000
      Class B Notes                                                      $32,692,000            $32,692,000

Current Collection Period
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      Beginning Receivables Outstanding                                 $854,343,399
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                          $22,451,624
                Receipts of Pre-Paid Principal                           $17,918,040
                Liquidation Proceeds                                        $694,186
                Principal Balance Allocable to Gross Charge-offs            $387,935
           Total Receipts of Principal                                   $41,451,786

           Interest Distribution Amount
                Receipts of Interest                                      $3,881,043
                Servicer Advances                                                 $0
                Reimbursement of Previous Servicer Advances                  ($8,875)
                Accrued Interest on Purchased Receivables                         $0
                Recoveries                                                   $75,488
                Net Investment Earnings                                      $10,549
           Total Receipts of Interest                                     $3,958,204

           Release from Reserve Account                                           $0

      Total Distribution Amount                                          $45,022,055

      Ending Receivables Outstanding                                    $812,891,613

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance               $540,717
      Current Period Servicer Advance                                             $0
      Current Reimbursement of Previous Servicer Advance                     ($8,875)
      Ending Period Unreimbursed Previous Servicer Advances                 $531,842

Collection Account
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      Deposits to Collection Account                                     $45,022,055
      Withdrawals from Collection Account
           Servicing Fees                                                   $711,953
           Class A Noteholder Interest Distribution                       $1,446,046
           First Priority Principal Distribution                                  $0
           Class B Noteholder Interest Distribution                          $79,823
           Regular Principal Distribution                                $41,221,089
           Reserve Account Deposit                                                $0
           Unpaid Trustee Fees                                                    $0
           Excess Funds Released to Depositor                             $1,563,143
      Total Distributions from Collection Account                        $45,022,055


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Excess Funds Released to the Depositor
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           Release from Reserve Account                                 $725,406
           Release from Collection Account                            $1,563,143
      Total Excess Funds Released to the Depositor                    $2,288,549

Note Distribution Account
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      Amount Deposited from the Collection Account                   $42,746,959
      Amount Deposited from the Reserve Account                               $0
      Amount Paid to Noteholders                                     $42,746,959

Distributions
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      Monthly Principal Distributable Amount                     Current Payment        Ending Balance     Per $1,000       Factor
      Class A-1 Notes                                                         $0                    $0         $0.00         0.00%
      Class A-2 Notes                                                $41,221,089            $8,617,326        $90.60         1.89%
      Class A-3 Notes                                                         $0          $470,000,000         $0.00       100.00%
      Class A-4 Notes                                                         $0          $296,913,000         $0.00       100.00%
      Class B Notes                                                           $0           $32,692,000         $0.00       100.00%

      Interest Distributable Amount                              Current Payment            Per $1,000
      Class A-1 Notes                                                         $0                 $0.00
      Class A-2 Notes                                                    $60,221                 $0.13
      Class A-3 Notes                                                   $759,833                 $1.62
      Class A-4 Notes                                                   $625,992                 $2.11
      Class B Notes                                                      $79,823                 $2.44



Carryover Shortfalls
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                                                                         Prior
                                                                    Period Carryover       Current Payment     Per $1,000
      Class A-1 Interest Carryover Shortfall                                  $0                    $0            $0
      Class A-2 Interest Carryover Shortfall                                  $0                    $0            $0
      Class A-3 Interest Carryover Shortfall                                  $0                    $0            $0
      Class A-4 Interest Carryover Shortfall                                  $0                    $0            $0
      Class B Interest Carryover Shortfall                                    $0                    $0            $0


Receivables Data
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                                                                 Beginning Period           Ending Period
      Number of Contracts                                                 48,308                46,709
      Weighted Average Remaining Term                                      38.37                 37.44
      Weighted Average Annual Percentage Rate                              5.24%                 5.23%

      Delinquencies Aging Profile End of Period                    Dollar Amount            Percentage
           Current                                                  $733,769,419                90.27%
           1-29 days                                                 $64,581,243                 7.94%
           30-59 days                                                $11,446,043                 1.41%
           60-89 days                                                 $1,938,495                 0.24%
           90-119 days                                                  $483,963                 0.06%
           120-149 days                                                 $672,450                 0.08%
           Total                                                    $812,891,613               100.00%
           Delinquent Receivables +30 days past due                  $14,540,951                 1.79%


      Write-offs
           Gross Principal Write-Offs for Current Period                $387,935
           Recoveries for Current Period                                 $75,488
           Net Write-Offs for Current Period                            $312,448

           Cumulative Realized Losses                                 $4,513,592


      Repossessions                                                Dollar Amount                 Units
           Beginning Period Repossessed Receivables Balance           $2,122,132                    86
           Ending Period Repossessed Receivables Balance              $1,817,468                    74
           Principal Balance of 90+ Day Repossessed Vehicles            $212,412                    11


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Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                $4,899,511
      Beginning Period Amount                                         $4,899,511
      Ending Period Required Amount                                   $4,668,815
      Current Period Release                                            $230,696
      Ending Period Amount                                            $4,668,815
      Next Distribution Date Required Amount                          $4,443,658

Reserve Account
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      Beginning Period Required Amount                               $14,951,009
      Beginning Period Amount                                        $14,951,009
      Net Investment Earnings                                            $10,549
      Current Period Deposit                                                  $0
      Current Period Release to Collection Account                            $0
      Current Period Release to Depositor                               $725,406
      Ending Period Required Amount                                  $14,225,603
      Ending Period Amount                                           $14,225,603

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